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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT  [ ]

FILED BY A PARTY OTHER THAN THE REGISTRANT  [X]

CHECK THE APPROPRIATE BOX:

[ ]   PRELIMINARY PROXY STATEMENT
[ ]   DEFINITIVE PROXY STATEMENT            [ ]  CONFIDENTIAL, FOR USE OF THE
[ ]   DEFINITIVE ADDITIONAL MATERIALS            COMMISSION ONLY (AS PERMITTED)
[X]   SOLICITING MATERIAL PURSUANT TO            BY RULE 14A-6(E)(2)
      RULE 14A-12


                                    ICO, INC.
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                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                           TRAVIS STREET PARTNERS, LLC
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    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)



PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  NO FEE REQUIRED.

[ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

      (1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
            NOT APPLICABLE

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      (2)   AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:  NOT
            APPLICABLE.

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      (3)   PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION
            COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED): NOT APPLICABLE.

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77968.0003
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      (4)   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (5)   TOTAL FEE PAID:  NOT APPLICABLE.

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[ ]  FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS:

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

      (1)       AMOUNT PREVIOUSLY PAID:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (2)       FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (3)       FILING PARTY:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (4)       DATE FILED:  NOT APPLICABLE.

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
TRAVIS STREET PARTNERS, LLC                                   910 Travis Street
                                                                     Suite 2150
                                                          Houston,  Texas 77002
                                                               fax 713 759 2040
                                                               tel 713 759 2030
                                                   www.travisstreetpartners.com


FOR IMMEDIATE RELEASE

TRAVIS STREET PARTNERS LLC ASKS ICO BOARD OF DIRECTORS FOR INDEPENDENT ENQUIRY INTO MANAGEMENT DISCLOSURES AND COMPENSATION

Houston, January 23, 2001 - In a letter today, Travis Street Partners, LLC ("TSP"), formed by a group of private Houston investors to acquire ICO Inc. (NASDAQ: ICOC), and the owner of 5.11% of ICO common stock, has requested ICO's Board of Directors to retain an independent law firm on behalf of shareholders, to investigate disclosures made in ICO's preliminary proxy filings for 2001 relating to Asher O. Pacholder and Sylvia A. Pacholder, the husband and wife team which control ICO, and their ownership of ICO stock and voting rights, as well as the terms of their employment agreements with ICO.

In its letter, TSP pointed out that according to ICO's preliminary proxy filings the Pacholders themselves beneficially own approximately 4,300,000 shares or 19% of ICO common stock.

Yet the Schedule 13D filed by the Pacholders in 1997 (which has never been amended since) states that the Pacholders have voting rights for 5,682,138 shares or 26% of the Company's stock. TSP has noted that the Pacholders'
Schedule 13D, as currently on file, overstates their actual beneficial ownership by almost 32%. SEC Rule 13-d2 requires amendments to Schedule 13Ds promptly whenever percentage ownership changes by 1% or more.

TSP additionally asked an independent law firm to consider the circumstances under which the Pacholders personally received voting rights for as much as 23% in 1997 or 14% today of ICO stock issued as consideration for companies acquired by ICO. TSP noted that ICO has never disclosed that the Pacholders received these voting rights as compensation.

Further, ICO's preliminary proxy statement discloses that all of the members of ICO's Audit Committee, two out of three members of its Compensation Committee, and one of the members of its Nominating Committee have resigned since ICO's September 30, 2000 year end. TSP has asked an independent law firm to consider the circumstances surrounding these resignations.

Finally, TSP has asked that the Board of Directors determine, via an independent enquiry, in view of the disclosure issues and the undisclosed apparent compensation to the Pacholders, whether or not the Pacholders are in compliance with their employment agreements .

To investigate these serious matters, TSP says, and because all of ICO's Board of Directors have been parties to one or more of the transactions, TSP has requested that ICO's Board to appoint credible independent outside legal advisors with no prior relationship to the Company in order to review the transactions and determine appropriate steps to be taken.

TSP has offered $2.85 per share to acquire ICO, an 82% premium to ICO's share price prior to the TSP offer and a 185% premium to ICO's December low. Additionally, TSP has initiated a proxy fight to elect three directors to ICO's board. Their primary agenda, if elected, will be to press for a sale of ICO to the highest bidder. Additionally, TSP has pledged that its directors will seek to appoint a special audit committee to investigate the propriety of total compensation to the Pacholder family.

Information about the TSP offer and proxy contest, including the text of TSP's letter to ICO's Board of Directors, is available at www.travisstreetpartners.com. Shareholders wishing to provide information about their shareholdings should contact TSP by email at info@travisstreetpartners.com, providing their name, number of shares held, and contact information.

                                    * * * * *

                         CERTAIN ADDITIONAL INFORMATION

The participants in the proposed solicitation of proxies ("TSP Participants") are TSP and the following persons who are, or have funded capital contributions of, members of TSP: Chris N. O'Sullivan, Timothy J. Gollin, Christopher P. Scully, A. John Knapp, James D. Calaway, Charles T. McCord, III, a joint venture between McCord and Calaway, John V. Whiting, Freeman Capital Management LLC, Robert Whiting, Randall Grace, R. Allen Schubert and Stephen F. Martin. In aggregate, the TSP Participants beneficially own 1,158,300 shares of ICO's common stock or 5.11% of such shares outstanding (based on ICO's Annual Report on Form 10-K for the fiscal year ended September 30, 2000). TSP has filed a preliminary proxy statement with the Securities and Exchange Commission (SEC) in connection with a proposed solicitation that the TSP Participants may make with respect to shareholder proxies for the 2001 Annual Meeting of Shareholders of ICO. The Preliminary Proxy Statement contains important information, including additional information about the views and members of TSP as well as the individuals that TSP intends to nominate for election to the ICO Board of Directors. You should read the Preliminary Proxy Statement in its entirety. It can be obtained at no charge on the SEC's web site at http://www.sec.gov or by requesting a copy from MacKenzie Partners, Inc., (212) 929-5500 (call collect) or (800) 322-2885 (toll-free).

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